Execution Version 4870-9157-1313v.7 DB1/ 139805067.5 AMENDMENT NO. 2 TO TERM LOAN CREDIT AGREEMENT AND LOAN DOCUMENTS This AMENDMENT NO. 2 TO TERM LOAN CREDIT AGREEMENT AND LOAN DOCUMENTS (this “Agreement”), dated as of July 28, 2023 (the “Amendment No. 2 Effective Date”) is among NAUTILUS, INC., a Washington corporation (“Nautilus”), NAUTILUS FITNESS CANADA, INC., a corporation organized under the laws of British Columbia (“Nautilus Canada”, and together with Nautilus, each, a “Borrower” and collectively, the “Borrowers”), the Lenders identified on the signature pages hereof as Lenders (which Lenders constitute, as applicable, the Required Lenders, the Supermajority Lenders, and all of the Lenders directly affected by the applicable consents and amendments to be effected by this Agreement (as applicable, the “Requisite Lenders”)), and CRYSTAL FINANCIAL LLC D/B/A SLR CREDIT SOLUTIONS, a Delaware limited liability company, as agent for the Lenders (in such capacity, together with its successors and permitted assigns, “Agent”). The Lenders, Agent, and Borrowers are party to that certain Term Loan Credit Agreement dated as of November 30, 2022 (as amended, amended and restated, restated, supplemented, modified or otherwise in effect immediately prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as modified by this Amendment and as the same may be amended, amended and restated, restated, supplemented, modified or otherwise in effect from time to time is referred to herein as the “Credit Agreement”). Agent and Borrowers are party to a Guaranty and Security Agreement dated as of November 30, 2022 (as amended, amended and restated, restated, supplemented, modified or otherwise in effect immediately prior to the date hereof, the “Existing Guaranty and Security Agreement”; the Existing Guaranty and Security Agreement as modified by this Amendment and as the same may be amended, amended and restated, restated, supplemented, modified or otherwise in effect from time to time is referred to herein as the “Guaranty and Security Agreement”), which is the “Guaranty and Security Agreement” under, and as defined in, the Credit Agreement. Agent and Nautilus Canada are party to a Canadian Guaranty and Security Agreement dated as of November 30, 2022 (as amended, amended and restated, restated, supplemented, modified or otherwise in effect immediately prior to the date hereof, the “Existing Canadian Guaranty and Security Agreement”; the Existing Canadian Guaranty and Security Agreement as modified by this Amendment and as the same may be amended, amended and restated, restated, supplemented, modified or otherwise in effect from time to time is referred to herein as the “Canadian Guaranty and Security Agreement”), which is the “Canadian Guaranty and Security Agreement” under, and as defined in, the Credit Agreement. Subject to the satisfaction of the conditions and other provisions set forth herein, the parties now desire to modify the Existing Credit Agreement, the Existing Guaranty and Security Agreement and the Existing Canadian Guaranty and Security Agreement in certain respects and agree as follows: 1. Definitions. Defined terms used but not defined in this Agreement are as defined in the Credit Agreement. 2. Amendments to Existing Credit Agreement. Effective as of the Amendment No. 2 Effective Date, and in reliance on the representations and warranties of Loan Parties set forth in this Agreement and in the Credit Agreement, as amended hereby, each of the parties hereto agree: (a) The following definitions are added to Section 1.1 of the Existing Credit Agreement in appropriate alphabetical order: “ “Amendment No. 2 Effective Date” means July 28, 2023.” “ “Availability Test” has the meaning specified therefor in the definition of “Increased Reporting Event.” ”

DB1/ 139805067.5 2 4870-9157-1313v.7 “ “Availability Test Exception Period” has the meaning specified therefor in the definition of “Increased Reporting Event.” ” (b) Clause (j)(ii) of the definition of the definition of “Eligible Accounts” set forth in Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety to read as follows: “(ii) for Amazon.com, Inc., and its Affiliates, on a consolidated basis, 65% of all Eligible Accounts so long as Amazon.com, Inc., and its Affiliates (on a consolidated basis), at the time of determination, maintains a corporate credit rating and/or family rating, as applicable, of A1 or higher by S&P or A+ or higher by Moody’s; provided, however, if the corporate credit rating and/or family rating, as applicable, for Amazon.com, Inc., and its Affiliates (on a consolidated basis), at any time falls below A1 in respect of S&P and/or A+ in respect of Moody’s, then for Amazon.com, Inc., and its Affiliates, on a consolidated basis, 50% of all Eligible Accounts so long as Amazon.com, Inc., and its Affiliates are an Investment Grade Account Debtor,” (c) The definition of “Increased Reporting Event” set forth in Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety to read as follows: “ “Increased Reporting Event” means if at any time ABL Availability is less than the greater of (a) 15.0% of the Combined Line Cap (excluding the effect, if any, of any Term Pushdown Reserve) and (b) $12,500,000 (the “Availability Test”); provided that from and after the Amendment No. 2 Effective Date and so long as (i) no ABL Revolving Loans are outstanding or have been requested and (ii)(A) commencing on the date the Borrowing Base Certificate for the month of June 2023 is delivered to the Agent in accordance with Section 5.2 of this Agreement to (but not including) the date the Borrowing Base Certificate for the month of July 2023 is delivered to the Agent in accordance with Section 5.2 of this Agreement, ABL Availability is not less than $9,400,000 and (B) commencing on the date the Borrowing Base Certificate for the month of July 2023 is delivered to the Agent in accordance with Section 5.2 of this Agreement and thereafter, ABL Availability is not less than $10,000,000 (the period described in this proviso, the “Availability Test Exception Period”), the failure to meet the foregoing Availability Test shall not result in an Increased Reporting Event but if any ABL Revolving Loans shall thereafter be requested and/or are outstanding, the exception described in this proviso shall cease to have any effect and any failure to meet the foregoing Availability Test will result in an immediate Increased Reporting Event even if no ABL Revolving Loans are outstanding on the date of such failure; provided further that, (x) if ABL Availability is less than $12,500,000, then prior to any borrowing of ABL Revolving Loans by the applicable Borrowers, the Borrowers shall deliver to the Agent an updated Borrowing Base Certificate, which shall include a calculation of the Term Pushdown Reserve, and (y) the foregoing provisos shall not apply with respect to clause (f) of Schedule 5.1 to this Agreement.” (d) Clause (d)(iii) of the definition of “Permitted Intercompany Advances” set forth in Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety to read as follows: “(iii) Borrowers have ABL Availability of $16,000,000 or greater immediately after giving effect to each such loan.”

DB1/ 139805067.5 3 4870-9157-1313v.7 3. Amendments to Certain Loan Documents (a) Amendment to Existing Guaranty and Security Agreement. Effective as of the Amendment No. 2 Effective Date, and in reliance on the representations and warranties of Loan Parties set forth in this Agreement and in the Credit Agreement, as amended hereby, each of the parties hereto agree that the definition of “Cash Dominion Event” appearing in Section 1(a) of the Existing Guaranty and Security Agreement is hereby amended and restated in its entirety to read as follows: “Cash Dominion Event” means the occurrence of either of the following: (A) the occurrence and continuance of any Event of Default, or (B) ABL Availability is less than the greater of (x) 15% of the Combined Line Cap (excluding the effect, if any, of any Term Pushdown Reserve) and (y) $12,500,000 (the “Availability Test”); provided that solely during the Availability Test Exception Period (as defined in the Credit Agreement), the failure to meet the foregoing Availability Test shall not result in a Cash Dominion Event but if any ABL Revolving Loans shall thereafter be requested and/or are outstanding, the exception described in this proviso shall cease to have any effect and any failure to meet the foregoing Availability Test will result in an immediate Cash Dominion Event even if no ABL Revolving Loans are outstanding on the date of such failure; provided further that, if ABL Availability is less than $12,500,000, then prior to any borrowing of ABL Revolving Loans by the applicable Borrowers, the Borrowers shall deliver to the Agent an updated Borrowing Base Certificate, which shall include a calculation of the Term Pushdown Reserve. (b) Amendment to Existing Canadian Guaranty and Security Agreement. Effective as of the Amendment No. 2 Effective Date, and in reliance on the representations and warranties of Loan Parties set forth in this Agreement and in the Credit Agreement, as amended hereby, Agent and Nautilus Canada agree that the definition of “Cash Dominion Event” appearing in Section 1(a) of the Existing Guaranty and Security Agreement is hereby amended and restated in its entirety to read as follows: “Cash Dominion Event” means the occurrence of either of the following: (A) the occurrence and continuance of any Event of Default, or (B) ABL Availability is less than the greater of (x) 15% of the Combined Line Cap (excluding the effect, if any, of any Term Pushdown Reserve), and (y) US$12,500,000 (the “Availability Test”); provided that solely during the Availability Test Exception Period (as defined in the Credit Agreement), the failure to meet the foregoing Availability Test shall not result in a Cash Dominion Event but if any ABL Revolving Loans shall thereafter be requested and/or are outstanding, the exception described in this proviso shall cease to have any effect and any failure to meet the foregoing Availability Test will result in an immediate Cash Dominion Event even if no ABL Revolving Loans are outstanding on the date of such failure; provided further that, if ABL Availability is less than US$12,500,000, then prior to any borrowing of ABL Revolving Loans by the applicable Borrowers, the Borrowers shall deliver to the Agent an updated Borrowing Base Certificate, which shall include a calculation of the Term Pushdown Reserve. 4. Thirteen Week Cash Flow Forecast. Solely during the Availability Test Exception Period (as defined in the Credit Agreement), on a bi-weekly basis, not later than the Friday of every other calendar week following the Amendment No. 2 Effective Date (commencing with the calendar week immediately following the Amendment No. 2 Effective Date), the Loan Parties shall deliver to the Agent a thirteen (13) week rolling cash flow forecast, or a bi-weekly update thereto, showing updated actuals and variances as

DB1/ 139805067.5 4 4870-9157-1313v.7 of the Friday preceding the delivery thereof for which such prior forecast was delivered, in each case, in form and substance reasonably satisfactory to the Agent. Failure to comply with the terms of this Section 4 shall constitute an immediate Event of Default. 5. Amendment Fee. In connection with this Amendment, the Borrowers shall pay to Agent, for its sole and separate account and not for the account for any Lender, any amendment fee in the amount of $50,000 (the “Amendment Fee”). The Amendment Fee is due and payable in full on the date hereof, will be deemed fully earned on the date hereof, and will be non-refundable when paid. 6. Representations. To induce Agent and the Lenders to enter into this Agreement, Borrowers hereby represent to Agent and the Lenders as follows: (a) that each Loan Party and each of its Subsidiaries (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any jurisdiction where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this Agreement and the other Loan Documents to which it is a party and to carry out the transactions contemplated thereby; (b) as to each Loan Party, that the execution, delivery, and performance by such Loan Party of the Loan Documents to which it is a party, as amended by this Agreement, do not and will not (i) violate any material provision of federal, state, or local law or regulation applicable to any Loan Party or its Subsidiaries, the Governing Documents of any Loan Party or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on any Loan Party or its Subsidiaries, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract or any other material agreement of any Loan Party or its Subsidiaries where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Loan Party, other than Permitted Liens, or (iv) require any approval of any holder of Equity Interests of a Loan Party or any approval or consent of any Person under any Material Contract or any other material agreement of any Loan Party, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts or other material agreements, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect; (c) that each Loan Document has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally; (d) that the representations and warranties of each Borrower and, to the extent applicable, each other Loan Party or its Subsidiaries contained in the Credit Agreement or in the other Loan Documents, as amended by this Agreement, are true and correct in all material respects (except that such materiality qualifier is not applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Agreement, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties continue to be true and correct as of such earlier date); and

DB1/ 139805067.5 5 4870-9157-1313v.7 (e) that as of the date of this Agreement, no Default or Event of Default has occurred and is continuing. 7. Conditions. The effectiveness of this Agreement is subject to satisfaction of the following conditions: (a) that Agent has received the following: (i) this Agreement executed by Agent, the Lenders, and Borrowers and a Consent of ABL Agent in the form attached to this Agreement executed by ABL Agent; (ii) an amendment to the ABL Credit Agreement executed by ABL Agent, the ABL Lenders and Nautilus and a Consent of Agent in the form attached to such amendment executed by Agent; and (iii) an amendment to the Intercreditor Agreement executed by ABL Agent and acknowledged by the Loan Parties; (b) that (i) the Borrowers have paid the Amendment Fee and (ii) unless waived by Agent, Borrowers have paid to Agent all reasonable fees, charges, and disbursements of counsel to Agent to the extent invoiced prior to or on the date of this Agreement, plus such additional amounts of such reasonable fees, charges, and disbursements as constitute its reasonable estimate of such reasonable fees, charges, and disbursements incurred or to be incurred by it through the closing of this Agreement (provided, that such estimate will not thereafter preclude a final settling of accounts between Borrowers and Agent); and (c) that all legal matters incident to the execution and delivery of this Agreement are satisfactory to Agent and its counsel. 8. Release of Agent and Lenders by Loan Parties. Each Loan Party hereby waives and releases any and all current existing claims, counterclaims, defenses, or set-offs of every kind and nature which it has or might have against Agent or any Lender arising out of, pursuant to, or pertaining in any way to the Credit Agreement, the Guaranty and Security Agreement, any other Loan Document, any and all documents and instruments delivered in connection with or relating to the foregoing, or this Agreement. Each Loan Party hereby further covenants and agrees not to sue Agent or any Lender or assert any claims, defenses, demands, actions, or liabilities against Agent or any Lender which occurred prior to or as of the date of this Agreement arising out of, pursuant to, or pertaining in any way to the Credit Agreement, the Guaranty and Security Agreement, any other Loan Document, any and all documents and instruments delivered in connection with or relating to the foregoing, or this Agreement. 9. Miscellaneous. (a) THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS LAW §5-1401))

DB1/ 139805067.5 6 4870-9157-1313v.7 (b) This Agreement binds Agent, the Lenders, and Borrowers and their respective successors and assigns, and will inure to the benefit of Agent, the Lenders, and Borrowers and the successors and assigns of Agent and each Lender. (c) Except as specifically set forth herein, all other terms and provisions of the Credit Agreement, the Guaranty and Security Agreement, the Canadian Guaranty and Security Agreement and the other Loan Documents, shall continue in full force and effect and are hereby ratified and confirmed, and the Obligations are and continue to be secured by the Collateral, as modified hereby. Each Borrower, by execution of this Agreement, hereby reaffirms, assumes, and binds itself to all of the obligations, duties, rights, covenants, terms, and conditions that are contained in the Credit Agreement, the Guaranty and Security Agreement, the Canadian Guaranty and Security Agreement and the other Loan Documents, as amended by this Agreement. (d) Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import, and each reference to the Credit Agreement in any and all instruments or documents delivered in connection therewith, will be deemed to refer to the Credit Agreement, as amended by this Agreement. Each reference in the Guaranty and Security Agreement and in the Canadian Guaranty and Security Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import, and each reference to the Guaranty and Security Agreement and to the Canadian Guaranty and Security Agreement in any and all instruments or documents delivered in connection therewith, will be deemed to refer to the Guaranty and Security Agreement and the Canadian Guaranty and Security Agreement, each as amended by this Agreement. (e) This Agreement is a Loan Document. Borrowers acknowledge that Agent’s reasonable costs and out-of-pocket expenses (including reasonable attorneys’ fees) incurred in drafting this Agreement and in amending the Loan Documents as provided in this Agreement constitute Lender Group Expenses. (f) This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by electronic mail or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by electronic mail or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. 10. No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Loan Documents or instruments securing the same, which shall remain in full force and effect, except as modified hereby. [Remainder of Page Intentionally Left Blank; Signature Pages to Follow.]

CRYSTAL F'INANCIALLLC DIB/A SLR CREDIT SOLUTIONS, asAgent By Name: Michael Stavrakos Title: Director Signature page to Amendment No. 2 to Term Loan Credit Agreement and Loan Documents (Nautilus)

CRYSTALFINANCIAL SPV LLC, as a Lender By Name: Michael Stavrakos Title: Director Signature page to Amendment No. 2 to Term Loan Credit Agreement and Loan Documents (Nautilus)

Consent of ABL Agent –Amendment No. 2 to Term Loan Credit Agreement and Loan Documents (Nautilus) CONSENT OF ABL AGENT Reference is made to that certain Intercreditor Agreement dated as of November 30. 2022 (as amended, restated or otherwise modified from time to time, the “Intercreditor Agreement”) by and between WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as agent under the ABL Credit Agreement, including its successors and assigns in such capacity from time to time (“ABL Agent”), and CRYSTAL FINANCIAL LLC, in its capacity as administrative agent and collateral agent under the Term Loan Documents, including its successors and assigns in such capacity from time to time (“Term Loan Agent”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Intercreditor Agreement. By its signature below, the undersigned consents to the terms of the Amendment No. 2 to Term Loan Credit Agreement and Loan Documents to which this consent is attached. WELLS FARGO BANK, NATIONAL ASSOCIATION, as ABL Agent By: Name: Laura Wheeland Title: Authorized Signatory Laura Wheeland Digitally signed by Laura Wheeland Date: 2023.07.28 15:07:39 -05'00'